Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------------------------	x
:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.[1]	:
	:	(Jointly Administered)
-----------------------------------------------------------------	x

MONTHLY OPERATING REPORT

FOR THE MONTH OF NOVEMBER 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:          Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.2

Dated: December 21, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

1                      The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

2                        All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.         Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.         Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.         Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.         Foreign Currency.  The Debtors have no foreign currency transactions.

Therefore, all amounts are reflected in U.S. dollars.

5.         Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.         Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.         Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.         Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.         Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

Young Broadcasting, Inc.
Consolidating Income Statement	1)
For the Month ended November 30, 2009
Case #		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606	09-15607
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	YCI	Consolidated
Operating Revenues
Local Revenue		651,491	864,479		1,519,995		724,993	1,039,121	890,775		1,073,843	861,798	1,220,596	121,899	1,159,648					10,128,637
National Revenue		217,336	197,047		575,185		370,443	467,534	205,968		269,520	469,879	320,134	31,987	1,601,313					4,726,344
Network Revenue		543	856		44,315		38,267	32,899	30,446		25,561	2,049	(2,251)							172,686
Political Revenue		15,785	146,345		29,675		59,045	195,510	23,380		8,540		234,530	29,740	12,300					754,850
Barter Revenue		6,228	34,942		23,602		7,740	10,940	10,221		8,140	12,320	5,891	805	83,544					204,373
Other Revenue		273,404	76,733		912,758		130,530	544,622	479,964		118,058	123,194	48,351	16,886	175,050	51,591				2,951,142
Total Operating Revenues		1,164,787	1,320,402		3,105,529		1,331,018	2,290,626	1,640,754		1,503,662	1,469,240	1,827,251	201,317	3,031,854	51,591				18,938,033
Commissions
Agency Commissions		109,444	132,114		314,577		172,574	247,038	168,420		184,703	186,377	228,494	23,397	323,398					2,090,537
National Rep		9,360	14,594		22,433		17,628	27,383	8,469		10,371	19,970	23,596	2,623	68,647	(225,074)
Total Commissions		118,803	146,709		337,010		190,203	274,421	176,889		195,074	206,346	252,090	26,020	392,045	(225,074)				2,090,537

Net Operating Revenues		1,045,984	1,173,694		2,768,519		1,140,816	2,016,204	1,463,865		1,308,588	1,262,893	1,575,161	175,296	2,639,810	276,665				16,847,496

Operating Expenses
Direct Expenses		9,545	8,247		8,688		6,749	8,046	9,557		4,642	6,947	1,071	(209)	38,088					101,372
Technical Expense		53,762	29,409		79,340		70,872	48,709	56,602		62,159	62,063	51,892	4,882	394,019					913,708
Program/Production Expense		63,042	43,503		83,971		47,704	55,148	76,244		62,434	54,696	71,286		108,233					666,260
Amortization of Program License Rights		34,335	21,517		101,464		84,717	123,412	86,125		29,742	74,216	34,478	1,075	298,999					890,080
News Expense		156,128	138,881		439,850		241,966	228,959	250,921		259,787	168,207	177,622	4,973	751,514					2,818,808
Sales Expense		128,839	112,053		219,452		125,379	181,755	190,088		149,145	106,187	116,136	5,825	376,605	422,217				2,133,682
General & Administrative Expense		137,610	87,283	815	218,358	815	108,209	136,078	152,109	815	139,103	107,205	120,232	21,856	481,348					1,711,836
Barter Expense		6,304	81,316		25,261		7,740	12,080	10,221		13,740	9,767	5,891	805	83,544					256,669
Total Operating Expenses		589,565	522,208	815	1,176,385	815	693,337	794,188	831,868	815	720,751	589,288	578,608	39,206	2,532,349	422,217				9,492,414

Net Operating Income		456,420	651,486	(815)	1,592,135	(815)	447,479	1,222,017	631,998	(815)	587,837	673,605	996,553	136,090	107,461	(145,552)				7,355,082
Operating Margin		43.6%	55.5%	0.0%	57.5%	0.0%	39.2%	60.6%	43.2%	0.0%	44.9%	53.3%	63.3%	77.6%	4.1%	-52.6%	0.0%			43.7%

Corporate Expense	2)																1,238,091			1,238,091
Non-Cash Compensation Paid in Common Stock																	205,825			205,825

Income Before Deprec. & Taxes		456,420	651,486	(815)	1,592,135	(815)	447,479	1,222,017	631,998	(815)	587,837	673,605	996,553	136,090	107,461	(145,552)	(1,443,916)			5,911,166

Deprec. & Amort. of Property & Equipment		64,385	76,265		98,122		56,376	95,816	80,705		77,200	47,000	90,295	14,343	118,337	2,452	37,164			858,459
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808			382,863
Interest (Income)																	(932)			(932)
Interest Expense - Cash																	1,367,347			1,367,347
Other (Income)/Expense	3)		431,000	(431,000)	550,000	(550,000)	4,600		300,000	(300,000)	(999,613)		9,063		(2,525,362)	522				(3,510,790)
Income Tax
Total Non-Operating Expenses		93,184	507,265	(410,197)	648,122	(520,799)	77,964	96,828	381,000	(300,000)	(922,412)	139,978	154,629	15,773	(2,407,025)	3,251	1,539,387			(903,052)

Reorganization Costs	4)	7,675	10,925		12,710		12,636	12,452	12,380		11,271	7,568	11,835	1,265	13,000	4,875	1,924,366			2,042,958

Net Income/(Loss)		$355,560	$133,296	$409,382	$931,303	$519,984	$356,878	$1,112,737	$238,618	$299,185	$1,498,978	$526,059	$830,088	$119,053	$2,501,486	($153,679)	($4,907,669)			$4,771,260

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668; 15606; 15607.
	2)	During November 2009 the year to date Gray management fee of approximately $686,000 has been reclassified out of Station G&A Expenses and is now part of Corporate Overhead.
	3)

Other (Income) / Expense includes a gain of approximately $3.5 million at two of the Company’s stations relating to the Sprint/Nextel swap arrangement that took place during November. The gain reflects the fair market value of the assets received from Sprint/Nextel and the accounting treatment has been reviewed by YBI auditors.

	4)

Included in Reorganization Costs for the month ended November 30, 2009 were $1.9 million paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.  Additionally, for the month of November there were approximately $97,000 of U.S. Trustee charges which were recorded to Reorganization Costs.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

November 2009

	Case#	09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652
		WLNS	KLFY	KLFYLP	LAT	WTVO	WKRN	WKRNGP	YBT	WTEN	WRIC	WATE
ASSETS
Cash		$(14,898)	$(15,325)	$0	$0	$0	$44,810	$0	$0	$(42,489)	$(53,713)	$101,289
Accounts Receivable		1,914,131	2,193,985				4,940,398			2,140,848	3,533,602	2,623,911
Interest Receivable-Subsidiaries
Program License Rights -S/T		353,592	230,655				1,009,404			832,102	1,205,553	867,110
Prepaid Expenses		183,788	14,045				43,034			110,232	31,650	33,181
Total current assets		2,436,613	2,423,361				6,037,646			3,040,693	4,717,092	3,625,491

Property & Equipment		23,172,740	19,798,722				25,808,920			17,207,201	27,872,970	20,088,744
Accumulated Depreciation		(19,475,518)	(17,381,698)				(19,599,318)			(14,565,005)	(21,815,086)	(15,178,611)
Net property and equipment		3,697,222	2,417,023				6,209,602			2,642,197	6,057,884	4,910,133

Program License Rights-L/T
Deposits		5,275	27,714				124,144			227,163	63,532	18,000
Notes Receivable Subsidiaries
Investments										532,711
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(8,051,026)		(5,116,941)			(208,027)	(5,952,816)		(3,434,970)	(171,872)	(46,753)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)
Post-Petition Intercompany		682,002	1,000,942	4,106,225			(831,838)	1,818,386	2,483,464	2,070,800	3,585,257	(1,618,008)
Total non-current assets		10,555,070	(223,659)	19,512,329	66,667		(1,446,602)	15,137,467	2,539,020	11,563,515	29,397,072	(3,286,006)

Total Assets		$16,688,905	$4,616,725	$19,512,329	$66,667	$0	$10,800,646	$15,137,467	$2,539,020	$17,246,404	$40,172,047	$5,249,618

Liabilities not subject to Compromise
Accounts Payable		148,034	223,367				486,557			150,122	187,597	199,903
Accrued Expenses		217,894	188,820			804	329,202			150,025	207,486	194,995
Program License Liability		311,321	193,634				913,187			765,925	1,110,873	775,125
Deferred Revenue		469,532	445,077				94,654			36,225	70,673	48,787
Total Liabilities not subject to Compromise		1,146,781	1,050,898			804	1,823,600			1,102,298	1,576,628	1,218,810

Liabilities subject to Compromise
Accounts Payable		245,957	265,446				337,901			251,398	293,996	340,644
Program License Liabilities Subject to Compromise		109,652	57,418				180,722			227,525	503,346	310,374
Pre-Petition Accrued Interest	1)	648,117	4,515,190	134,169						170,198	134,635	380,946
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		37,786,820	33,995,819	33,468,182			518,623	8,685,836		32,548,292	52,081,977	17,809,546

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732
Other Income
Retained Earnings		(35,613,753)	(52,178,986)	2,836,627		(8,105,988)	(30,502,294)	9,087,675		(10,299,051)	2,037,081	(24,876,470)
Stockholders’ Equity		(22,244,696)	(30,429,992)	(13,955,853)	66,667	(804)	8,458,423	6,451,631	2,539,020	(16,404,186)	(13,486,558)	(13,778,738)

Total Liabilities & Equity		$16,688,905	$4,616,725	$19,512,329	$66,667	$(0)	$10,800,646	$15,137,467	$2,539,020	$17,246,404	$40,172,047	$5,249,618

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

November 2009

	Case #	09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666
		WATEGP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity
ASSETS
Cash		$0	$0	$(48,510)	$(37,903)	$(144,122)	$100	$(330,055)	$(17,079)	$0
Accounts Receivable			55,556	2,752,029	2,393,453	2,669,541	242,059	5,254,772	175,493
Interest Receivable-Subsidiaries
Program License Rights -S/T				386,463	739,678	363,297	16,916	3,901,467
Prepaid Expenses				187,845	49,497	91,110		444,017	14,896
Total current assets			55,556	3,277,826	3,144,725	2,979,825	259,075	9,270,201	173,310

Property & Equipment				27,451,010	18,368,316	34,637,316	3,884,789	44,236,045	1,068,583
Accumulated Depreciation				(21,483,499)	(15,041,824)	(30,460,789)	(3,326,988)	(31,772,455)	(1,028,369)
Net property and equipment				5,967,511	3,326,492	4,176,527	557,802	12,463,591	40,214

Program License Rights-L/T								1,752,286
Deposits				54,450	600	19,225	4,856	116,538	10,263
Notes Receivable Subsidiaries
Investments					(16,094)	664,494		2,164,581	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses		19,321,618		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(13,168,777)	(7,940,405)	(201,406)	(8,591,604)	(120,645)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		2,596,850		3,211,115	3,742,783	5,826,976	653,476	(2,439,272)	(1,908,059)
Total non-current assets		13,832,398	55,556	23,086,903	32,745,351	26,295,264	2,234,427	55,716,132	(2,462,557)

Total Assets		$13,832,398	$111,112	$32,332,240	$39,216,567	$33,451,616	$3,051,304	$77,449,924	$(2,249,034)	$0

Liabilities not subject to Compromise
Accounts Payable			55,556	319,292	127,348	130,858	7,245	1,270,111	561
Accrued Expenses				317,290	157,179	311,014	54,228	5,970,466	38,562
Program License Liability				338,175	667,938	310,276	9,671	4,769,605
Deferred Revenue				510,822	800,634	826,940	5,487	105,306
Total Liabilities not subject to Compromise			55,556	1,485,579	1,753,100	1,579,088	76,630	12,115,489	39,124

Liabilities subject to Compromise
Accounts Payable				327,209	388,274	414,223		1,877,533	59,330
Program License Liabilities Subject to Compromise				187,332	219,075	91,318		1,526,594
Pre-Petition Accrued Interest	1)	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		55,131,345		37,915,657	57,891,161	51,833,857		1,291,654,820	59,330

Common Stock
Additional Paid In Capital		759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income								(5,652,404)
Retained Earnings		(42,058,178)		7,394,989	(12,418,810)	(19,961,329)	2,974,674	(1,310,992,191)	(12,781,492)	(1,971,300)
Stockholders' Equity		(41,298,947)	55,556	(7,068,996)	(20,427,693)	(19,961,329)	2,974,674	(1,226,320,385)	(2,347,488)

Total Liabilities & Equity		$13,832,398	$111,112	$32,332,240	$39,216,567	$33,451,616	$3,051,304	$77,449,924	$(2,249,034)

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

November 2009

Case#		09-10668	09-10645	09-15606	09-15607
		YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash		$0	$22,718,909	$0		$22,161,014		$22,161,014
Accounts Receivable			18,336			30,908,113		30,908,113
Interest Receivable-Subsidiaries			550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T						9,906,237		9,906,237
Prepaid Expenses			2,536,126			3,739,419		3,739,419
Total current assets			575,587,070			617,028,483	(550,313,700)	66,714,783

Property & Equipment		274,002	6,582,247			270,451,605		270,451,605
Accumulated Depreciation		(28,996)	(5,902,579)			(217,060,733)		(217,060,733)
Net property and equipment		245,006	679,668			53,390,872		53,390,872

Program License Rights-L/T						1,752,286		1,752,286
Deposits		8,000	562,950			1,242,710		1,242,710
Notes Receivable Subsidiaries			1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments						5,300,630	(1,954,938)	3,345,692
Goodwill						15,069,550		15,069,550
Accumulated Amortization - Goodwill						(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA						(59,280,253)		(59,280,253)
Going Concern						4,209,385		4,209,385
FCC/Broadcast Licenses						204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets						(53,005,243)		(53,005,243)
Organizational Costs						9,203,108		9,203,108
Intangibles						2,235,728		2,235,728
Network Affiliation						91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(8,660,075)			(8,660,075)		(8,660,075)
Debt Issuance Costs			13,955,285			13,955,285		13,955,285
Pre-Petition Intercompany		(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)	()
Post-Petition Intercompany		18,645	(24,999,743)
Total non-current assets		(229,747)	1,181,968,291	101,611,886		1,518,668,774	(1,299,733,165)	218,935,609

Total Assets		$15,259	$1,758,235,029	$101,611,886		$2,189,088,129	($1,850,046,864)	$339,041,264

Liabilities not subject to Compromise
Accounts Payable		1,110	1,963,573			5,271,234		5,271,234
Accrued Expenses		5,735	4,607,571			12,751,271		12,751,271
Program License Liability						10,165,730		10,165,730
Deferred Revenue						3,414,138		3,414,138
Total Liabilities not subject to Compromise		6,845	6,571,144			31,602,373		31,602,373

Liabilities subject to Compromise
Accounts Payable		8,414	240,625			5,050,950		5,050,950
Program License Liabilities Subject to Compromise						3,413,356		3,413,356
Pre-Petition Accrued Interest	1)		23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	2)		13,007,961			13,007,961		13,007,961
Notes Payable - Senior bank L/T			338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212			1,110,212		1,110,212
Notes Payable Parent						1,152,852,298	(1,152,852,298)
Deferred Tax Liability			39,600,785			39,600,785		39,600,785
Other Liabilities			1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise		8,414	900,943,765			2,612,333,444	(1,703,165,998)	909,167,447

Common Stock			19,709			73,781	(50,000)	23,781
Additional Paid In Capital			245,783,204	253,929,167		635,559,803	(233,890,063)	401,669,740
Other Income						(5,652,404)		(5,652,404)
Retained Earnings			604,917,208	(152,317,281)		(1,084,828,869)	87,059,196	(997,769,673)
Stockholders' Equity			850,720,120	101,611,886		(454,847,689)	(146,880,867)	(601,728,555)

Total Liabilities & Equity		$15,259	$1,758,235,029	$101,611,886		$2,189,088,129	($1,850,046,864)	$339,041,264

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)             Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

2)             Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

Young Broadcasting

Monthly Cash Flow

November 1 - 30, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT
	Inc	Davenport	TV	GB	LP	Knox	Inc
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653

Opening Cash	$22,509,624.12				$0.00	$0.00

Cash Receipts	104,424.33	1,219,837.45		1,388,931.63	431,000.00	843,957.77

Cash Disbursements	3,338,655.90	641,675.57		801,115.27	0.00	1,151,425.30

InterCo	3,977,379.93	(578,161.88)		(587,816.36)	(431,000.00)	307,467.53

Close Cash	23,252,772.48	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$3,338,655.90	$641,675.57	$0.00	$801,115.27	$0.00	$1,151,425.30	$0.00

Young Broadcasting

Monthly Cash Flow

November 1 - 30, 2009

	WATE	WKRN	YB	YBK	YBT	YB	YB	YB
	GP	GP	LA	Inc	Inc	SF	Louis	Sioux Falls
	09-10655	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661	09-10662

Opening Cash	$0.00	$0.00				$0.00	$0.00	$0.00

Cash Receipts	300,000.00	550,000.00				2,394,774.07	1,206,942.90	1,620,400.98

Cash Disbursements						2,073,211.85	921,726.25	755,380.97

InterCo	(300,000.00)	(550,000.00)				(321,562.22)	(285,216.65)	(865,020.01)

Close Cash	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$0.00	$2,073,211.85	$921,726.25	$755,380.97

Young Broadcasting

Monthly Cash Flow

November 1 - 30, 2009

	AY	HBF	YB	Fid TV	YB	YB	YB	YB
	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing
	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671

Opening Cash	$0.00		$0.00					$0.00

Cash Receipts	64,472.96		2,110,948.10		0.00			616,345.21

Cash Disbursements	389,361.88		1,667,776.63		71,674.05			710,199.37

InterCo	324,888.92		(443,171.47)		71,674.05			93,854.16

Close Cash	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$389,361.88	$0.00	$1,667,776.63	$0.00	$71,674.05	$0.00	$0.00	$710,199.37

Young Broadcasting

Monthly Cash Flow

November 1 - 30, 2009

	YB	YB	YB
	Rich	Albany	Cap Corp	Total
	09-10672	09-10673

Opening Cash				$22,509,624.12

Cash Receipts	1,294,999.50	880,621.56		15,027,656.46

Cash Disbursements	974,862.46	787,442.60		14,284,508.10

InterCo	(320,137.04)	(93,178.96)		0.00

Close Cash	0.00	0.00	0.00	23,252,772.48

Reportable Disbursements - US Trustee	$974,862.46	$787,442.60	$0.00	$14,284,508.10

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of November 2009

($ in thousands)						November Total
Week Ending	November 1-7	November 8-14	November 15-21	November 22-28	November 28-30	November 1-30
Disbursements
Salaries	-	2,080	-	1,767	-	3,847
Severance	-	-	-	-	-	-
Commissions	-	-	-	-	-	-
Payroll Taxes	-	879	-	610	128	1,617
Employee Benefit plan costs	248	7	226	365	0	846
Insurance, Property & Workers Comp	-	-	214	11	-	225
Property Taxes	-	-	-	-	-	-
Utilities	111	74	137	5	1	329
Travel	23	78	22	16	15	154
Syndicated Programming	3	5	866	-	-	874
Nielsen	-	-	180	129	-	310
News Services (all categories)	43	18	169	24	-	254
Media Buy	-	-	-	-	-	-
Maintenance and Repairs	48	41	87	6	11	193
Other Services	45	41	190	14	36	326
Capital Ex (Planned and Emergency)	33	54	196	48	114	444
Lease Payments	64	22	124	10	6	226
Other (misc. G&A and contingencies)	161	98	252	6	4	520
Dr. Phil Cure Fee	-	-	-	-	-	-
Utilities Deposits	-	-	-	-	-	-
Gray Management Fee	-	-	7	-	-	7
Due Course Professional Expenses	-	21	16	-	-	37
Total Operating Disbursements	780	3,416	2,687	3,011	314	10,208

Senior Credit Cash Interest Expense						-

Restructuring Professional Expenses	383	288	684	35	32	1,423

Total Disbursements	1,163	3,705	3,371	3,046	346	11,631

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.